Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
IncomeTaxLineItems [Line Items]
Income Taxes

10. Income Taxes

The Company had no income tax expense for the three months ended March 31, 2026, and 2025 due to operating losses incurred since inception.

Management of the Company evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets and determined that it is more likely than not that the Company will not recognize the benefits of the deferred tax assets. As a result, a full valuation allowance was recorded as of March 31, 2026, and December 31, 2025.

The Company applies FASB Accounting Standards Codification 740, Income Taxes, for the financial statement recognition, measurement, presentation, and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. Unrecognized tax benefits represent tax positions for which reserves have been established. A full valuation allowance has been provided against the Company’s deferred tax assets, so that the effect of the unrecognized tax benefits is to reduce the gross amount of the deferred tax asset and the corresponding valuation allowance. The Company has no material uncertain tax positions as of March 31, 2026, and December 31, 2025.

11. Income Taxes

The Company had no income tax expense due to operating losses incurred for the years ended December 31, 2025 and 2024.

The Company adopted ASU 2023-09 on a prospective basis beginning with the year ended December 31, 2025. The following table presents the required disclosure pursuant to ASU 2023-09 and reconciles the U.S. federal statutory tax amount and rate to the actual effective amount and rate for the year ended December 31, 2025:

	2025
	Amount	Percent
U.S federal statutory tax rate	$(1,084)	21.0%
Changes in valuation allowances	1,018	(19.7)%
Nontaxable or nondeductible items
Stock-based compensation	63	(1.2)%
Other	3	(0.1)%
Effective tax rate	$-	-%

The following table presents the required disclosure prior to the adoption of ASU 2023-09 and reconciles the U.S. federal statutory income tax rate to the actual effective income tax rate for the years ended December 31, 2024:

2024
Income tax computed at federal statutory tax rate	21.0%
State taxes, net of federal benefit	5.5%
Research and development credits	5.8%
Expiration of stock options	(7.7)%
Permanent differences	(2.4)%
Limitations on credits and net operating losses	(1.2)%
Change in valuation allowance	(21.0)%
Effective tax rate	-

The significant components of the Company’s deferred tax assets as of December 31, 2025 and 2024 were as follows:

	2025	2024
Deferred tax assets:
Net operating loss carryforwards	$19,311	$16,116
Capitalized research and experimental costs	5,708	7,836
Research and development credit carryforwards	1,945	1,945
Capitalized start-up expenses	117	135
Stock-based compensation	108	183
Other	660	309
Total deferred tax assets	27,849	26,524
Valuation allowance	(27,849)	(26,524)
Net deferred tax assets	$-	$-

Subject to the limitations described below, as of December 31, 2025, the Company had federal net operating loss carryforwards of approximately $81.7 million available to reduce future taxable income, of which $3.8 million is subject to expiration between 2026 and 2037 and $77.9 million may be carried forward indefinitely. As of December 31, 2025, the Company had state net operating loss carryforwards of approximately $33.9 million, which is subject to expiration between 2030 and 2045. The Company also had research and development credits of approximately $1.9 million as of December 31, 2025 to offset future federal and state income taxes, which is subject to expiration at various times through 2044.

Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50 percent, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has completed several financings since its inception which it believes has resulted in changes in control as defined by Sections 382 and 383 of the Internal Revenue Code.

Management of the Company evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets and determined that it is more likely than not that the Company will not recognize the benefits of the deferred tax assets. As a result, a full valuation allowance was recorded as of December 31, 2025 and 2024. The valuation allowance increased by $1.3 million during the year ended December 31, 2025, primarily due to the increase in loss carryforwards by the Company.

The One Big Beautiful Bill Act (“OBBBA”) was enacted in the U.S. on July 4, 2025. OBBBA introduced significant changes to the U.S. federal corporate tax system, including retroactive relief for certain small business taxpayers, such as reinstatement of immediate expensing for domestic research and development expenditures and modifications to the business interest expense limitation. Under U.S. GAAP, the effects of changes in tax laws are recognized in the period in which the new law is enacted. Accordingly, the provisions impacting the Company have been reflected in the financial statements for the year ended December 31, 2025, and did not have a material impact as the Company has a valuation allowance against its net deferred tax assets.

The Company is currently not under examination by the Internal Revenue Service or any other jurisdictions for any tax years. The Company files income tax returns in the United States for federal and state income taxes. In the normal course of business, the Company is subject to examination by tax authorities in the United States. Since the Company is in a loss carryforward position, the Company is generally subject to U.S. federal and state income tax examinations by tax authorities for all years for which a loss carryforward is utilized. The Company’s returns remain subject to federal and state audits for the years 2022 through 2025. However, carryforward attributes from prior years may still be adjusted upon examination by tax authorities if they are used in an open period.

The Company may from time to time be assessed interest or penalties by major tax jurisdictions. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. The Company has not recorded interest or penalties on any unrecognized tax benefits since its inception.

The roll-forward of the Company’s gross uncertain tax positions is as follows:

Gross Uncertain Tax Position
Balance — January 1, 2024	$505
Additions for current year tax positions	139
Balance — December 31, 2024	644
Additions for current year tax positions	-
Balance — December 31, 2025	$644

The Company’s total uncertain tax positions did not have any changes during the year ended December 31, 2025. None of the uncertain tax positions, if realized, would affect the Company’s effective tax rate in future periods due to a valuation allowance provided against the Company’s net deferred tax assets.

Eos SENOLYTIXS Inc [Member]
IncomeTaxLineItems [Line Items]
Income Taxes

10.	INCOME TAXES

The Company’s tax provision for interim periods is determined using an estimate of its annual effective tax rate, adjusted for discrete items, if any, that arise during the period. Each quarter, the Company updates its estimate of the annual effective tax rate and, if the estimated annual effective tax rate changes, the Company makes a cumulative adjustment in such period. No such adjustment was made as of March 31, 2026 or March 31, 2025. The Company’s effective federal and state tax rate for each of the three months ended March 31, 2026 and 2025 was 0%, and the Company did not record any income tax expense or benefit during each of the three months ended March 31, 2026 and 2025, primarily as a result of estimated net operating losses for the fiscal year to date offset by the increase in the valuation allowance against its deferred tax asset. All losses before income taxes arose in the United States.

6.	INCOME TAXES

The Company follows FASB ASC 740-10-10 whereby an entity recognizes deferred tax assets and liabilities for future tax consequences or events that have been previously recognized in the Company’s financial statements or tax returns. The measurement of deferred tax assets and liabilities is based on provisions of enacted tax law. The effects of future changes in tax laws or rates are not anticipated.

The income tax benefit for the periods ended December 31, 2025 and 2024 consists of the following:

	December 31,
	12/31/2025	12/31/2024
Current	$-	$-
Deferred	(64,000)	(19,000)
Change in valuation allowance	64,000	19,000
Net deferred tax assets	$-	$-

Income taxes paid (Disaggregated) 2025:

Amount
(in dollars)
U.S. Federal	$-
U.S. State	$-
Foreign	$-
Total Income Taxes Paid	$-

Enhanced Disclosures (ASU 2023-09 – 2025)

Effective Tax Rate Reconciliation

The following is a reconciliation of the statutory federal income tax rate applied to pre-tax net loss compared to the income taxes in the statement of operations for the periods ended December 31, 2025 and 2024.

In accordance with ASU 2023-09, reconciling items greater than 5% of the statutory tax rate are presented separately. Amounts below this threshold are aggregated within “Other.”

	December 31, 2025		December 31, 2024
	Amount	%	Amount	%
U.S. federal statutory tax rate	$53,000	(21.0)	$16,000	(21.0)
State taxes, net of federal benefit	11,000	(4.2)	3,000	(3.8)
Change in valuation allowance	(64,000)	25.2	(19,000)	24.8
Net	$-	0%	$-	0%

The primary component of the Company’s December 31, 2025 and 2024 deferred tax assets and related valuation allowances is its net operating loss carryforwards.

	December 31,
	2025	2024
Net operating loss carryforwards	$83,000	$19,000
Change in valuation allowance	(83,000)	(19,000)
Deferred tax asset	$-	$-

As of December 31, 2025 and 2024, the Company had net operating loss carry forwards of approximately $330,000 and $77,000, respectively, comprised entirely of net operating losses which are allowed for an indefinite carryforward period but may be subject to limitations. This amount can be used to offset future taxable income of the Company

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the net operating losses and temporary differences become deductible. Management considered projected future taxable income and tax planning strategies in making this assessment. The value of the deferred tax assets was offset by a valuation allowance, due to the current uncertainty of the future realization of the deferred tax assets.

The timing and manner in which the Company can utilize operating loss carryforwards in any year may be limited by provisions of the Internal Revenue Code regarding changes in ownership of corporations. Such limitation may have an impact on the ultimate realization of its carryforwards and future tax deductions.

The Company follows FASB ASC 740-10, which provides guidance for the recognition and measurement of certain tax positions in an enterprise’s financial statements. Recognition involves a determination of whether it is more likely than not that a tax position will be sustained upon examination with the presumption that the tax position will be examined by the appropriate taxing authority having full knowledge of all relevant information.

The Company’s policy is to record interest and penalties associated with unrecognized tax benefits as additional income taxes in the statement of operations. As of January 1, 2025, the Company had no unrecognized tax benefits and no charge during 2025, and accordingly, the Company did not recognize any interest or penalties during 2025 related to unrecognized tax benefits. There is no accrual for uncertain tax positions as of December 31, 2025.

The Company files U.S. income tax returns and a state income tax return. With few exceptions, the U.S. and state income tax returns filed for the tax years ending on December 31, 2024 and thereafter are subject to examination by the relevant taxing authorities.